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NEW WORLD PASTA COMPANY
85 Shannon Road
Harrisburg, PA  17112

                                                   CONTACT: Cary A. Metz
                                                          (717) 526-2200


              NEW WORLD PASTA COMPANY ANNOUNCES AMENDMENT OF CREDIT
                 FACILITY, BOND WAIVER AND ADDITIONAL LIQUIDITY


     HARRISBURG, PA - February 19, 2003 -- New World Pasta Company announced today that the lenders under its senior secured credit facility have approved an amendment to that facility. The amendment permits New World Pasta to file its Annual Report for the fiscal year ended December 31, 2002, and its quarterly report for the fiscal quarter ending March 29, 2003, by May 31, 2003. The amendment also waives or substantially relaxes financial and other covenants through February 10, 2004.

     New World Pasta also announced today that the holders of its 9 1/4% Senior Subordinated Notes due 2009 under the Indenture dated February 19, 1999 have also waived certain filing defaults under that Indenture. This waiver permits New World Pasta to file its Annual Report for the fiscal year ended December 31, 2002, and its quarterly report for the fiscal quarter ending March 29, 2003, by May 31, 2003, consistent with its credit facility as amended. As a result of the credit facility amendment and the waiver of certain filing defaults under its Indenture, New World Pasta Company is in compliance with all of its obligations under these agreements.

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     New World Pasta also announced today that it has received $20 million of additional borrowings under the Company's senior secured credit facility, as amended, with such borrowings to be funded through a participation by an affiliate of New World Pasta's majority stockholder.

     "We are pleased with the support that our Company has received from our bank group, our bondholders and our majority stockholder," stated Pete Cotter, New World Pasta's President and Chief Operating Officer. "We have also received tremendous support from our customers, who have stood with us while we work through the issues caused by the Company's inability to file its Form 10Q and its related financial statements for the third quarter 2002. We have used our time wisely, and have made great strides in addressing, among other things, our computer systems, which played a critical role in our inability to file our financial statements. Those systems are now operating as we expected them to, and they support our business processes and plans. We have reorganized our senior management, who have developed and initiated plans to pursue operating initiatives to better supply our customers in a cost-efficient manner - a key in our competitive industry. Most important, we look forward to continuing to focus on doing what we do best - providing our customers and consumers with our products and services, and our leading brands of pasta."

         New World Pasta is a leading marketer and supplier of dry pasta in the United States and Canada, with manufacturing operations in the United States, Canada and Italy. Headquartered in Harrisburg, Pennsylvania, New World Pasta has over 1,200 employees worldwide.

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FORWARD LOOKING STATEMENTS
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THIS PRESS RELEASE INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH REPRESENTS THE COMPANY'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS RELEASE ARE FORWARD LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS INCLUDE THE COMPLETION OF THE COMPANY'S THIRD QUARTER FINANCIAL STATEMENTS, WHICH COULD UNCOVER ADJUSTMENTS IN PRESENTLY UNKNOWN AREAS, THE PREPARATION OF RESTATED HISTORICAL FINANCIAL STATEMENTS, IF NECESSARY, AS WELL AS THOSE FACTORS SET FORTH IN OUR PERIODIC REPORTS FILED WITH THE SEC. CONSEQUENTLY, ALL OF THE FORWARD LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE QUALIFIED BY THESE AND OTHER FACTORS, RISKS AND UNCERTAINTIES.